Exhibit 99.1

FOR IMMEDIATE RELEASE

Vickers Vantage Corp. I Announces Shareholder Approval of Extension of Deadline to Complete Business Combination

July 5, 2022

NEW YORK, NY, July 5, 2022 /Newswire/ -- Vickers Vantage Corp. I (NASDAQ: VCKAU, VCKA, VCKAW) (“Vickers”), a special purpose acquisition company, announced today that on June 30, 2022 its shareholders approved, at the extraordinary general meeting, (i) a proposal to amend Vickers’s amended and restated memorandum and articles of association to (a) extend the date by which it must consummate an initial business combination from July 11, 2022 (the “Original Termination Date”) to August 11, 2022 (the “Extended Date”) and (b) allow Vickers, without another shareholder vote, to elect to extend the date to consummate a business combination on a monthly basis for up to five times by an additional one month each time after the Extended Date, upon five days’ advance notice prior to the applicable deadlines, until January 11, 2023 or a total of up to six months after the Original Termination Date (the “Extension Proposal”), unless the closing of the proposed business combination with Scilex Holding Company (“Scilex”) or any potential alternative initial business combination shall have occurred, and (ii) a proposal to adjourn the meeting to a later date, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with the approval of the Extension Proposal (the “Adjournment Proposal”). The Extension Proposal and the Adjournment Proposal are described in detail in Vickers definitive proxy statement dated June 7, 2022. In connection with its solicitation of proxies in connection with the Extension Proposal, the Company was required to permit its public shareholders to redeem their ordinary shares. Of the 13,800,000 ordinary shares outstanding with redemption rights, the holders of 4,073,605 ordinary shares elected to redeem their shares at a per share redemption price of $10.25. As a result, approximately $41.8 million will be removed from the Company’s trust account (the “Trust Account”) to pay such holders and approximately $99.8 million will remain in the Trust Account. Following the redemptions, the Company will have 9,726,395 ordinary shares with redemption rights outstanding and the Registrant will deposit approximately $323,888 (or approximately $0.0333 per ordinary share that remains outstanding) for each calendar month, or portion thereof, that is needed by the Registrant to complete an initial business combination from July 11, 2022. For a summary of the voting results for each proposal please see Vickers’s Current Report on Form 8-K filed on July 5, 2022 with the U.S. Securities and Exchange Commission (the “SEC”).

The purpose of the Extension Proposal is to permit sufficient time for Vickers to consummate its previously announced proposed business combination with Scilex, a nearly 100% (or over 99.9%) majority-owned subsidiary of Sorrento Therapeutics, Inc. (Nasdaq: SRNE, “Sorrento”) a commercial biopharmaceutical company focused on developing and commercializing non-opioid therapies for patients with acute and chronic pain. For a summary of the material terms of the proposed transaction, please see Vickers’s Current Report on Form 8-K filed on March 18, 2022 with the SEC in connection with the announcement of the proposed business combination.

About Vickers Vantage Corp. I

Vickers Vantage Corp. I is a blank check company formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities. Vickers’s securities are quoted on the NASDAQ stock exchange under the ticker symbols VCKAU, VCKA and VCKAW. For more information, visit www.vickersvantage.com.

About Scilex Holding Company

Scilex Holding Company, a nearly 100% (or over 99.9%) majority-owned subsidiary of Sorrento Therapeutics, Inc., is an innovative revenue-generating company focused on acquiring, developing and commercialization of non-opioid pain management products for treatment of acute and chronic pain. Scilex is uncompromising in its focus to become the global pain management leader committed to social, environmental, economic, and ethical principles to responsibly develop pharmaceutical products to maximize quality of life. Highly positive results from the Phase III Pivotal Trial C.L.E.A.R Program for SEMDEXATM, its novel, non-opioid product for the treatment of lumbosacral radicular pain (sciatica), were announced in March 2022. Scilex targets indications with high unmet needs and large market opportunities with non-opioid therapies for the treatment of patients with moderate to severe pain.  Scilex launched its first commercial product in October 2018 and is developing its late-stage pipeline, which includes a pivotal Phase 3 candidate and one Phase 2 and one Phase 1 candidate.  Its commercial product, ZTlido® (lidocaine topical system) 1.8%, or ZTlido®, is a prescription lidocaine topical product approved by the U.S. Food and Drug Administration for the relief of pain associated with postherpetic neuralgia, which is a form of post-shingles nerve pain.  Scilex’s three product candidates are SP-102 (injectable dexamethasone sodium phosphate viscous gel product containing 10 mg dexamethasone), or SEMDEXA™, a Phase 3, novel, viscous gel formulation of a widely used corticosteroid for epidural injections to treat lumbosacral radicular pain, or sciatica, with FDA Fast Track status; SP-103 (lidocaine topical system) 5.4%, a Phase 2, triple-strength formulation of ZTlido®, for the treatment of low back pain; and SP-104, 4.5 mg Delayed Burst Release Low Dose Naltrexone Hydrochloride (DBR-LDN) Capsule, for the treatment of chronic pain, fibromyalgia in multiple Phase 1 programs expected to be initiated this year. For further information regarding the SP-102 Phase 3 efficacy trial, see NCT identifier NCT03372161 – Corticosteroid Lumbar Epidural Analgesia for Radiculopathy – Full Text View – ClinicalTrials.gov.

Scilex Holding Company is headquartered in Palo Alto, California, with operations in both Palo Alto and San Diego, California. For further information please visit www.scilexholding.com.

About Sorrento Therapeutics, Inc.

Sorrento is a clinical and commercial stage biopharmaceutical company developing new therapies to treat cancer, pain (non-opioid treatments), autoimmune disease and COVID-19. Sorrento’s multimodal, multipronged approach to fighting cancer is made possible by its extensive immuno-oncology platforms, including key assets such as fully human antibodies (“G-MAB™ library”), immuno-cellular therapies (“DAR-T™”), antibody-drug conjugates (“ADCs”), and oncolytic virus (“Seprehvec™”). Sorrento is also developing potential antiviral therapies and vaccines against coronaviruses, including Abivertinib, COVISHIELD™ and COVI-MSC™; and diagnostic test solutions, including COVIMARK™.

Sorrento’s commitment to life-enhancing therapies for patients is also demonstrated by our effort to advance a first-in-class (TRPV1 agonist) non-opioid pain management small molecule, resiniferatoxin (“RTX”), and SP-102 (10 mg, dexamethasone sodium phosphate viscous gel) (SEMDEXA™), a novel, viscous gel formulation of a widely used corticosteroid for epidural injections to treat lumbosacral radicular pain, or sciatica, and to commercialize ZTlido® (lidocaine topical system) 1.8% for the treatment of postherpetic neuralgia (PHN). RTX has been cleared for a Phase II trial for intractable pain associated with cancer and a Phase II trial in osteoarthritis patients. Positive final results from the Phase III Pivotal Trial C.L.E.A.R. Program for SEMDEXA™, its novel, non-opioid product for the treatment of lumbosacral radicular pain (sciatica), were announced in March 2022. ZTlido® was approved by the FDA on February 28, 2018.

For more information visit www.sorrentotherapeutics.com

Important Information for Investors and Stockholders

This press release relates to a proposed transaction between Scilex and Vickers. This press release does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the transaction described herein, Vickers has filed a Registration Statement on Form S-4 (the “Registration Statement”), which includes a document that serves as a prospectus and proxy statement of Vickers, referred to as the proxy statement/prospectus. After the Registration Statement is declared effective by the SEC, the proxy statement/prospectus will be sent to all Vickers shareholders as of a record date for the meeting of Vickers shareholders to be established for voting on the proposed business combination. Vickers will also file other documents regarding the proposed transaction with the SEC. This press release does not contain all of the information that will be contained in the proxy statement/prospectus or other documents filed or to be filed with the SEC. Investors and security holders of Vickers are urged to read these materials (including any amendments or supplements thereto) and any other relevant documents in connection with the transaction that Vickers files with the SEC when, and if, they become available because they will contain important information about Vickers, Scilex and the proposed transaction.  Investors and security holders will be able to obtain free copies of the Registration Statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by Vickers through the website maintained by the SEC at www.sec.gov.

Participants in the Solicitation

Vickers and its directors and executive officers may be deemed participants in the solicitation of proxies from Vickers’s shareholders in connection with the transaction. A list of the names of such directors and executive officers and information regarding their interests in the proposed business combination will be contained in the proxy statement/prospectus when available. You may obtain free copies of these documents as described in the preceding paragraph.

Scilex and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of Vickers in connection with the proposed transaction. Information about Scilex’s directors and executive officers and information regarding their interests in the proposed transaction will be included in the proxy statement/prospectus for the proposed transaction.

Non-Solicitation

This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of Vickers, the combined company or Scilex, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended.

Forward-Looking Statements

This press release contains statements that constitute “forward-looking statements”. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of Vickers, including those set forth in the Risk Factors section of Vickers’s annual report on Form 10-K for the year ended December 31, 2021, filed with the SEC. Copies are available on the SEC’s website, www.sec.gov. Vickers undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

Contacts:

For Vickers Vantage Corp. I

Jeffrey Chi
Chief Executive Officer
85 Broad Street, 16th Floor
New York, NY 10004
Phone: (646) 974-8301
Email: jeff.chi@vickersventure.com

Website: www.vickersvantage.com

For Scilex Holding Company

Jaisim Shah
Chief Executive Officer
Scilex Holding Company
960 San Antonio Road
Palo Alto, CA 94303
Office: (650) 516-4310

Email: jshah@scilexpharma.com

Website: www.sorrentotherapeutics.com and www.scilexholding.com

Investors and Media Contact:

Contact:

Brian Cooley

Email: mediarelations@sorrentotherapeutics.com

Website: www.sorrentotherapeutics.com

Investors and Media Contact: Nicolette Ten, Senior Account Executive, SPRG
Email: nicolette.ten@sprg.com.sg

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